UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

January 25, 2005

Date of Report: (Date of earliest event reported)

Computer Associates International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9247	13-2857434

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Computer Associates Plaza, Islandia, New York		11749

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (631) 342-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
PRESS RELEASE

Item 2.02       Results of Operations and Financial Condition.

     On January 25, 2005, Computer Associates International, Inc. issued a press release announcing its financial results for the quarter ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01       Financial Statements and Exhibits

99.1       Press release dated January 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Computer Associates International, Inc.

Dated: January 25, 2005	By:	/s/ Jeff Clarke

Jeff Clarke Chief Operating Officer and Chief Financial Officer